UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2017

Rexnord Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-35475	20-5197013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

247 Freshwater Way, Suite 300

Milwaukee, Wisconsin 53204

(Address of Principal Executive Offices, including Zip Code)

(414) 643-3739

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 30, 2017, Rexnord Corporation (the “Company”) issued a press release announcing the pricing of its offering of $500.0 million aggregate principal amount of 4.875% senior notes due 2025 (the “notes”). The notes will be issued by the Company’s wholly-owned, indirect subsidiaries RBS Global, Inc. and Rexnord LLC (the “issuers”) and guaranteed by the Company and the issuers’ domestic subsidiaries (subject to certain exceptions). A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. The notes have not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Nothing in this filing shall constitute an offer to sell or a solicitation of an offer to purchase any notes.

Cautionary Statement on Forward-Looking Statements:

Information in this report may involve outlook, expectations, beliefs, plans, intentions, strategies or other statements regarding the future, which are forward-looking statements. These forward-looking statements involve risks and uncertainties. All forward-looking statements included in this report are based upon information available to Rexnord Corporation as of the date of the report, and Rexnord Corporation assumes no obligation to update any such forward-looking statements. The statements in this report are not guarantees of future performance, and actual results could differ materially from current expectations. In particular, Rexnord Corporation cannot provide any assurances that the note offering or the potential refinancing and amendment of its credit agreement will proceed on beneficial terms or at all. Numerous factors could cause or contribute to such differences. Please refer to “Risk Factors” and “Cautionary Notice Regarding Forward-Looking Statements” in the Company’s Form 10-K for the fiscal year ended March 31, 2017 as well as the Company’s annual, quarterly and current reports filed on Forms 10-K, 10-Q and 8-K from time to time with the Securities and Exchange Commission for a further discussion of the factors and risks associated with the business, which also could affect the proposed transactions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of the Company, dated November 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REXNORD CORPORATION

Date: November 30, 2017	By:	/s/ Mark W. Peterson
Mark W. Peterson
Senior Vice President & Chief Financial Officer